exhibit 10.12

                         SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of November 29, 2005,

by and among INFE-Human Resources, Inc., a Nevada corporation, with headquarters located at 67 Wall Street, 22nd Floor, New York, NY 10005 (the "Company"), and

each of the purchasers set forth on the signature pages hereto (the "Buyers").

WHEREAS:

A.

The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and

Exchange Commission (the "SEC") under the Securities Act of 1933, as amended

(the "1933 Act");

B.

Buyers desire to purchase and the Company desires to issue and sell,

upon the terms and conditions set forth in this Agreement (i) 8% secured convertible notes of the Company, in the form attached hereto as Exhibit "A", in the aggregate principal amount of Three Million Dollars ($3,000,000) (together with any note(s) issued in replacement thereof or as a dividend thereon or otherwise with respect thereto in accordance with the terms thereof, the

"Notes"), convertible into shares of  common stock, par value $.001 per share,

of the Company (the "Common Stock"), upon the terms and subject to the limitations and conditions set forth in such Notes and (ii) warrants, in the form attached hereto as Exhibit "B", to purchase 1,400,000 shares of Common

Stock (the "Warrants").

C.

Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, such principal amount of Notes and number of Warrants as is set forth immediately below its name on the signature pages hereto; and

D.

Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit "C" (the "Registration Rights Agreement"),

pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW THEREFORE, the Company and each of the Buyers severally (and not jointly)

hereby agree as follows:

1.

PURCHASE AND SALE OF NOTES AND WARRANTS.

a.

Purchase of Notes and Warrants.  On the Closing Date (as defined below),

the Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company such principal amount of Notes and number of

Warrants as is set forth immediately below such Buyer's name on the signature pages hereto.

b.

Form of Payment.  On the Closing Date (as defined below), (i)each Buyer shall pay the purchase price for the Notes and the Warrants to be issued and sold to it at the Closing (as defined below) (the "Purchase Price") by wire transfer of immediately available funds to the Company, in accordance with the

Company's written wiring instructions, against delivery of the Notes in the principal amount equal to the Purchase Price and the number of Warrants as is set forth immediately below such Buyer's name on the signature pages hereto, and

(ii) the Company shall deliver such Notes and Warrants duly executed on behalf of the Company, to such Buyer, against delivery of such Purchase Price.

c.

Closing Date.  Subject to the satisfaction (or written waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Notes and the Warrants pursuant to this

Agreement (the "Closing Date") shall be 12:00 noon, Eastern Standard Time on

November 29, 2005, or such other mutually agreed upon time.  The closing of the transactions contemplated by this Agreement (the "Closing") shall occur on the

Closing Date at such location as may be agreed to by the parties.

2.

BUYERS' REPRESENTATIONS AND WARRANTIES.  Each Buyer severally (and not jointly) represents and warrants to the Company solely as to such Buyer that:

a.

Investment Purpose.  As of the date hereof, the Buyer is purchasing the

Notes and the shares of Common Stock issuable upon conversion of or otherwise pursuant to the Notes (including, without limitation, such additional shares of

Common Stock, if any, as are issuable (i) on account of interest on the Notes,

(ii) as a result of the events described in Sections 1.3 and 1.4(g) of the Notes and Section 2(c) of the Registration Rights Agreement or (iii) in payment of the

Standard Liquidated Damages Amount (as defined in Section 2(f) below) pursuant to this Agreement, such shares of Common Stock being collectively referred to herein as the "Conversion Shares") and the Warrants and the shares of Common

Stock issuable upon exercise thereof (the "Warrant Shares" and, collectively with the Notes, Warrants and Conversion Shares, the "Securities") for its own

account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the

Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b.

Accredited Investor Status.  The Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the 1933

Act (an "Accredited Investor").

c.

Reliance on Exemptions.  The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the

Securities.

d.

Information.  The Buyer and its advisors, if any, have been, and for so long as the Notes and Warrants remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the

Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors.  The Buyer and its advisors,

if any, have been, and for so long as the Notes and Warrants remain outstanding will continue to be, afforded the opportunity to ask questions of the Company.

Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer.  Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below.  The Buyer understands that its investment in the Securities involves a significant degree of risk.

e.

Governmental Review.  The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f.

Transfer or Re-sale.  The Buyer understands that (i) except as provided in the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the

Securities are sold pursuant to an effective registration statement under the

1933 Act, (b) the Buyer shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) ("Rule 144")) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this

Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) ("Regulation S"), and the Buyer shall have delivered to the Company an opinion of counsel that shall be in form,

substance and scope customary for opinions of counsel in corporate transactions,

which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such

Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933

Act or the rules and regulations of the SEC thereunder; and (iii) neither the

Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the

Registration Rights Agreement).  Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.  In the event that the Company does not accept the opinion of counsel provided by the

Buyer with respect to the transfer of Securities pursuant to an exemption from registration, such as Rule 144 or Regulation S, within three (3) business days of delivery of the opinion to the Company, the Company shall pay to the Buyer liquidated damages of three percent (3%) of the outstanding amount of the Notes per month plus accrued and unpaid interest on the Notes, prorated for partial months, in cash or shares at the option of the Company ("Standard Liquidated

Damages Amount").  If the Company elects to be pay the Standard Liquidated

Damages Amount in shares of Common Stock, such shares shall be issued at the

Conversion Price at the time of payment.

g.

Legends.  The Buyer understands that the Notes and the Warrants and,

until such time as the Conversion Shares and Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares and Warrant Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

"The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended.  The securities may not be sold,

transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 or Regulation S under said Act."

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a)

such Security is registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or

Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the

1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144 or Regulation S.

The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

h.

Authorization; Enforcement. This Agreement and the Registration Rights

Agreement have been duly and validly authorized.  This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes,

and upon execution and delivery by the Buyer of the Registration Rights

Agreement, such agreement will constitute, valid and binding agreements of the

Buyer enforceable in accordance with their terms.

i.

Residency.  The Buyer is a resident of the jurisdiction set forth immediately below such Buyer's name on the signature pages hereto.

3.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY.  The Company represents and warrants to each Buyer that:

a.

Organization and Qualification.  The Company and each of its

Subsidiaries (as defined below), if any, is a corporation duly organized,

validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.  Schedule 3(a) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated.  The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse

Effect.  "Material Adverse Effect" means any of (i) a material and adverse effect on the legality, validity or enforceability of any document executed in connection with this financing, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company's ability to perform under any of the documents executed in connection with this financing.  "Subsidiaries" means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b.

Authorization; Enforcement.  (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Registration

Rights Agreement, the Notes and the Warrants and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement,

the Registration Rights Agreement, the Notes and the Warrants by the Company and

the consummation by it of the transactions contemplated hereby and thereby

(including without limitation, the issuance of the Notes and the Warrants and the issuance and reservation for issuance of the Conversion Shares and Warrant

Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this

Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this

Agreement constitutes, and upon execution and delivery by the Company of the

Registration Rights Agreement, the Notes and the Warrants, each of such instruments will constitute, a legal, valid and binding obligation of the

Company enforceable against the Company in accordance with its terms.

c.

Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of Common Stock, of which {

} shares are issued and outstanding, {                 } shares are reserved for

issuance pursuant to the Company's stock option plans, {             } shares

are reserved for issuance pursuant to securities (other than the Notes and the

Warrants) exercisable for, or convertible into or exchangeable for shares of

Common Stock and, 24,476,923 shares are reserved for issuance upon conversion of the Notes and exercise of the Warrants (subject to adjustment pursuant to the

Company's covenant set forth in Section 4(h) below); and (ii) {     }  shares of

preferred stock of which {        } shares are issued and outstanding.  All of

such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable.  No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company.  Except as disclosed in

Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls,

rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its

Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement) and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Notes, the Warrants, the Conversion Shares or Warrant Shares.

The Company has furnished to the Buyer true and correct copies of the Company's

Certificate of Incorporation as in effect on the date hereof ("Certificate of

Incorporation"), the Company's By-laws, as in effect on the date hereof (the

"By-laws"), and the terms of all securities convertible into or exercisable for

Common Stock of the Company and the material rights of the holders thereof in respect thereto.  The Company shall provide the Buyer with a written update of this representation signed by the Company's Chief Executive or Chief Financial

Officer on behalf of the Company as of the Closing Date.

d.

Issuance of Shares.  The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance and, upon conversion of the Notes and exercise of the Warrants in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens,

claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of shareholders of the

Company and will not impose personal liability upon the holder thereof.

e.

Acknowledgment of Dilution.  The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the

Conversion Shares and Warrant Shares upon conversion of the Note or exercise of the Warrants.  The Company further acknowledges that its obligation to issue

Conversion Shares and Warrant Shares upon conversion of the Notes or exercise of the Warrants in accordance with this Agreement, the Notes and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

f.

No Conflicts.  The execution, delivery and performance of this

Agreement, the Registration Rights Agreement, the Notes and the Warrants by the

Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of

Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, or (iii)  result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the

Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material

Adverse Effect).  Neither the Company nor any of its Subsidiaries is in

violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the

Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the

Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse

Effect. The businesses of the Company and its Subsidiaries, if any, are not

being conducted, and shall not be conducted so long as a Buyer owns any of the

Securities, in violation of any law, ordinance or regulation of any governmental entity.  Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement, the

Registration Rights Agreement, the Notes or the Warrants in accordance with the terms hereof or thereof or to issue and sell the Notes and Warrants in accordance with the terms hereof and to issue the Conversion Shares upon conversion of the Notes and the Warrant Shares upon exercise of the Warrants.

Except as disclosed in Schedule 3(f), all consents, authorizations, orders,

filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.  The Company is not in violation of the quotation requirements of the

Over-the-Counter Bulletin Board (the "OTCBB") and does not reasonably anticipate that the Common Stock will be delisted by the OTCBB in the foreseeable future.

The Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

g.

SEC Documents; Financial Statements.  Except as disclosed in Schedule

3(g), the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the

"1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein, being hereinafter referred to herein as the "SEC Documents").  The

Company has delivered to each Buyer true and complete copies of the SEC

Documents, except for such exhibits and incorporated documents.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC

Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior the date hereof).  As of their respective dates, the financial statements of the Company included in the SEC

Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated

in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated

Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  Except as set forth in the financial statements of the Company included in the SEC Documents,

the Company has no liabilities, contingent or otherwise, other than (i)

liabilities incurred in the ordinary course of business subsequent to June 30,

2004 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

h.

Absence of Certain Changes.  Since June 30, 2005, there has been no material adverse change and no material adverse development in the assets,

liabilities, business, properties, operations, financial condition, results of operations or prospects of the Company or any of its Subsidiaries.

i.

Absence of Litigation.  There is no action, suit, claim, proceeding,

inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the

Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their officers or directors in their capacity as such, that could have a Material Adverse Effect.  Schedule 3(i) contains a complete list and summary description of any pending or threatened proceeding against or affecting the Company or any of its Subsidiaries, without regard to whether it would have a Material Adverse Effect.  The Company and its

Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

j.

Patents, Copyrights, etc.  The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks,

trademark applications, service marks, service names, trade names and copyrights

("Intellectual Property") necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(j) hereof, to the best of the

Company's knowledge, as presently contemplated to be operated in the future);

there is no claim or action by any person pertaining to, or proceeding pending,

or to the Company's knowledge threatened, which challenges the right of the

Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, except as set forth in Schedule 3(j) hereof, to the best of the Company's knowledge, as presently contemplated to be operated in the future); to the best of the Company's knowledge, the Company's or its Subsidiaries' current and intended products,

services and processes do not infringe on any Intellectual Property or other rights held by any person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing.  The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

k.

No Materially Adverse Contracts, Etc.  Neither the Company nor any of

its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a

Material Adverse Effect.  Neither the Company nor any of its Subsidiaries is a

party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

l.

Tax Status.  Except as set forth on Schedule 3(l), the Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.  The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal,

state or local tax.  Except as set forth on Schedule 3(l), none of the Company's tax returns is presently being audited by any taxing authority.

m.

Certain Transactions.  Except as set forth on Schedule 3(m) and except for arm's length transactions pursuant to which the Company or any of its

Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its Subsidiaries could obtain from third parties and other than the grant of stock options disclosed on Schedule

3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract,

agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

n.

Disclosure.  All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Buyers pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which,

under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the

1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

o.

Acknowledgment Regarding Buyers' Purchase of Securities.  The Company

acknowledges and agrees that the Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity)

with respect to this Agreement and the transactions contemplated hereby and any statement made by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Buyers' purchase of the Securities.  The Company further represents to each Buyer that the

Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

p.

No Integrated Offering.  Neither the Company, nor any of its affiliates,

nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the Securities to the Buyers.  The issuance of the Securities to the

Buyers will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any shareholder approval provisions applicable to the Company or its securities.

q.

No Brokers.  Except as set forth in Schedule 3(q), the Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

r.

Permits; Compliance.  The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits,

easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits.  Neither the Company

nor any of its Subsidiaries is in conflict with, or in default or violation of,

any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.  Since June 30, 2004, neither the

Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts,

defaults or violations would not have a Material Adverse Effect.

s.

Environmental Matters.

   (i)

Except as set forth in Schedule 3(s), there are, to the Company's knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental

   Laws (as defined below), releases of any material into the environment,

   actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response,

   Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company's knowledge, threatened in connection with any of the foregoing.  The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water,

   groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing,

   distribution, use, treatment, storage, disposal, transport or handling of

   Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

  (ii)

Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its

  Subsidiaries during the period the property was owned, leased or used by the

  Company or any of its Subsidiaries, except in the normal course of the

  Company's or any of its Subsidiaries' business.

 (iii)

Except as set forth in Schedule 3(s), there are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

t.

Title to Property.  The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens,

encumbrances and defects except such as are described in Schedule 3(t) or such as would not have a Material Adverse Effect.  Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

u.

Insurance.  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.  Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material

Adverse Effect.  The Company has provided to Buyer true and correct copies of all policies relating to directors' and officers' liability coverage, errors and omissions coverage, and commercial general liability coverage.

v.

Internal Accounting Controls.  The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i)

transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

w.

Foreign Corrupt Practices.  Neither the Company, nor any of its

Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977,

as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

x.

Solvency.  The Company (after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not, after giving effect to the transaction contemplated by this

Agreement, have the ability to, nor does it intend to take any action that would impair its ability to, pay its debts from time to time incurred in connection therewith as such debts mature.  The Company did not {YES IT DID!!!!!-SEE 10k

FOR NOVEMBER 30, 2004 FILED FEBRUARY 28, 2005} receive a qualified opinion from its auditors with respect to its most recent fiscal year end and, after giving effect to the transactions contemplated by this Agreement, does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.

y.

No Investment Company.  The Company is not, and upon the issuance and sale of the Securities as contemplated by this Agreement will not be an

"investment company" required to be registered under the Investment Company Act of 1940 (an "Investment Company").  The Company is not controlled by an

Investment Company.

z.

Breach of Representations and Warranties by the Company.  If the Company

breaches any of the representations or warranties set forth in this Section 3,

and in addition to any other remedies available to the Buyers pursuant to this

Agreement, the Company shall pay to the Buyer the Standard Liquidated Damages

Amount in cash or in shares of Common Stock at the option of the Company, until such breach is cured.  If the Company elects to pay the Standard Liquidated

Damages Amounts in shares of Common Stock, such shares shall be issued at the

Conversion Price at the time of payment.

4.

COVENANTS.

a.

Best Efforts.  The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

b.

Form D; Blue Sky Laws.  The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing.  The Company shall, on or before the

Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the applicable closing pursuant to this Agreement under applicable securities or "blue sky"

laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each

Buyer on or prior to the Closing Date.

c.

Reporting Status; Eligibility to Use Form S-3, SB-2 or Form

S-1.  The Company's Common Stock is registered under Section 12(g) of the 1934

Act. The Company represents and warrants that it meets the requirements for the use of Form S-3 (or if the Company is not eligible for the use of Form S-3 as of the Filing Date (as defined in the Registration Rights Agreement), the Company may use the form of registration for which it is eligible at that time) for registration of the sale by the Buyer of the Registrable Securities (as defined in the Registration Rights Agreement).  So long as the Buyer beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the

1934 Act or the rules and regulations thereunder would permit such termination.

The Company further agrees to file all reports required to be filed by the

Company with the SEC in a timely manner so as to become eligible, and thereafter to maintain its eligibility, for the use of Form S-3.  The Company shall issue a press release describing the material terms of the transaction contemplated hereby as soon as practicable following the Closing Date but in no event more than two (2) business days of the Closing Date, which press release shall be subject to prior review by the Buyers.  The Company agrees that such press release shall not disclose the name of the Buyers unless expressly consented to in writing by the Buyers or unless required by applicable law or regulation, and then only to the extent of such requirement.

d.

Use of Proceeds.  The Company shall use the net proceeds from the sale of the Notes and the Warrants in the manner set forth in Schedule 4(d) attached hereto and made a part hereof and shall not, directly or indirectly, use such proceeds for (i) any loan to or investment in any other corporation,

partnership, enterprise or other person (except in connection with its currently existing direct or indirect Subsidiaries); (ii) the satisfaction of any portion of the Company's debt (other than payment of trade payables and accrued expenses in the ordinary course of the Company's business and consistent with prior past practices), or (iii) the redemption of any Common Stock (other than the

Securities).

e.

Future Offerings.  Subject to the exceptions described below, the

Company will not, without the prior written consent of a majority-in-interest of the Buyers, negotiate or contract with any party to obtain additional equity financing (including debt financing with an equity component) that involves (A)

the issuance of Common Stock at a discount to the market price of the Common

Stock on the date of issuance (taking into account the value of any warrants or options to acquire Common Stock issued in connection therewith) or (B) the issuance of convertible securities that are convertible into an indeterminate number of shares of Common Stock or (C) the issuance of warrants during the period (the "Lock-up Period") beginning on the Closing Date and ending on the later of (i) two hundred seventy (270) days from the Closing Date and (ii) one hundred eighty (180) days from the date the Registration Statement (as defined in the Registration Rights Agreement) is declared effective (plus any days in which sales cannot be made thereunder).  In addition, subject to the exceptions described below, the Company will not conduct any equity financing (including debt with an equity component) ("Future Offerings") during the period beginning on the Closing Date and ending two (2) years after the end of the Lock-up Period unless it shall have first delivered to each Buyer, at least twenty (20)

business days prior to the closing of such Future Offering, written notice describing the proposed Future Offering, including the terms and conditions thereof and proposed definitive documentation to be entered into in connection therewith, and providing each Buyer an option during the fifteen (15) day period following delivery of such notice to purchase its pro rata share (based on the ratio that the aggregate principal amount of Notes purchased by it hereunder bears to the aggregate principal amount of Notes purchased hereunder) of the securities being offered in the Future Offering on the same terms as contemplated by such Future Offering (the limitations referred to in this sentence and the preceding sentence are collectively referred to as the "Capital

Raising Limitations").  In the event the terms and conditions of a proposed

Future Offering are amended in any respect after delivery of the notice to the

Buyers concerning the proposed Future Offering, the Company shall deliver a new notice to each Buyer describing the amended terms and conditions of the proposed

Future Offering and each Buyer thereafter shall have an option during the fifteen (15) day period following delivery of such new notice to purchase its pro rata share of the securities being offered on the same terms as contemplated by such proposed Future Offering, as amended.  The foregoing sentence shall apply to successive amendments to the terms and conditions of any proposed

Future Offering.  The Capital Raising Limitations shall not apply to any transaction involving (i) issuances of securities in a firm commitment underwritten public offering (excluding a continuous offering pursuant to Rule

415 under the 1933 Act, an equity line of credit or similar financing arrangement) resulting in net proceeds to the Company of in excess of

$15,000,000, or (ii) issuances of securities as consideration for a merger,

consolidation or purchase of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company.  The Capital Raising Limitations also shall not apply to the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof or to the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan approved by the shareholders of the Company.  Notwithstanding anything in  this section 4(e) to the contrary, in the event the Company's Board of Directors decides, in good faith, to enter into a transaction or relationship in which the Company issues shares of Common Stock or other securities of the

Company to a person or any entity which is, itself or through its subsidiaries,

an operating company in a business synergistic with the business of the Company and in which the Company received benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose business is investing in securities, the Company shall be permitted to do so.

f.

Expenses.  At the Closing, the Company shall reimburse Buyers for all reasonable expenses incurred by them in connection with the negotiation,

preparation, execution, delivery and performance of this Agreement and the other agreements to be executed in connection herewith ("Documents"), including,

without limitation, attorneys' and consultants' fees and expenses, transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Documents or any consents or waivers of provisions in the Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Documents.  When possible, the Company must pay these fees directly, otherwise the Company must make immediate payment for reimbursement to the Buyers for all reasonable fees and expenses within ___ days upon written notice by the Buyer and the submission of a detailed, line-item invoice by the Buyer  If the Company fails to reimburse the Buyer in full within ten (10) business days of submission of said written notice and invoice by the Buyer, the Company shall pay interest on the total amount of fees to be reimbursed at a rate of 15% per annum.  {PLACE LIMIT ON

$$$$ AMOUNT OF REIMBURSEMENT}

g.

Financial Information.  The Company agrees to send the following reports to each Buyer until such Buyer transfers, assigns, or sells all of the

Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-KSB, its Quarterly Reports on Form 10-QSB and any

Current Reports on Form 8-K; (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its Subsidiaries; and (iii)

contemporaneously with the making available or giving to the shareholders of the

Company, copies of any notices or other information the Company makes available or gives to such shareholders.

h.

Authorization and Reservation of Shares.  Subject to Stockholder

Approval, the Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Notes and Warrants and issuance of the Conversion Shares and Warrant Shares in connection therewith

(based on the Conversion Price of the Notes or Exercise Price of the Warrants in

effect from time to time) and as otherwise required by the Notes.  The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of Notes and exercise of the Warrants without the consent of each

Buyer.  The Company shall at all times maintain the number of shares of Common

Stock so reserved for issuance at an amount ("Reserved Amount") equal to no less than two (2) times the number that is then actually issuable upon full conversion of the Notes and Additional Notes and upon exercise of the Warrants and the Additional Warrants (based on the Conversion Price of the Notes or the

Exercise Price of the Warrants in effect from time to time).  If at any time the number of shares of Common Stock authorized and reserved for issuance

("Authorized and Reserved Shares") is below the Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company's obligations under this Section 4(h), in the case of an insufficient number of authorized shares, obtain shareholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Reserved Amount.  If the Company fails to obtain such shareholder approval within thirty (30) days following the date on which the number of Reserved Amount exceeds the Authorized and Reserved

Shares, the Company shall pay to the Borrower the Standard Liquidated Damages

Amount, in cash or in shares of Common Stock at the option of the Buyer.  If the

Buyer elects to be paid the Standard Liquidated Damages Amount in shares of

Common Stock, such shares shall be issued at the Conversion Price at the time of payment.  In order to ensure that the Company has authorized a sufficient amount of shares to meet the Reserved Amount at all times, the Company must deliver to the Buyer at the end of every month a list detailing (1) the current amount of shares authorized by the Company and reserved for the Buyer; and (2) amount of shares issuable upon conversion of the Notes and upon exercise of the Warrants and as payment of interest accrued on the Notes for one year.  If the Company fails to provide such list within five (5) business days of the end of each month, the Company shall pay the Standard Liquidated Damages Amount, in cash or in shares of Common Stock at the option of the Buyer, until the list is delivered.  If the Buyer elects to be paid the Standard Liquidated Damages

Amount in shares of Common Stock, such shares shall be issued at the Conversion

Price at the time of payment.

i.

Listing.  The Company shall promptly secure the listing or quotation

{HOW CAN COMPANY MAKE THIS REPRESENTATION FOR RESTRICTED STOCK???}, as the case may be, of the Conversion Shares and Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of

Common Stock are then listed or quoted, as the case may be, (subject to official notice of issuance) and, so long as any Buyer owns any of the Securities, shall maintain, so long as any other shares of Common Stock shall be so listed or quoted, as the case may be, such listing or quotation, as the case may be, of all Conversion Shares and Warrant Shares from time to time issuable upon conversion of the Notes or exercise of the Warrants.  The Company will obtain and, so long as any Buyer owns any of the Securities, maintain the listing or quotation, as the case may be, and trading of its Common Stock on the OTCBB or any equivalent replacement exchange, the Nasdaq National Market ("Nasdaq"), the

Nasdaq SmallCap Market ("Nasdaq SmallCap"), the New York Stock Exchange

("NYSE"), or the American Stock Exchange ("AMEX") and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the National Association of Securities Dealers ("NASD") and

such exchanges, as applicable.  The Company shall promptly provide to each Buyer copies of any notices it receives from the OTCBB and any other exchanges or quotation systems on which the Common Stock is then listed or quoted, as the case may be, regarding the continued eligibility of the Common Stock for listing or quotation, as the case may be, on such exchanges and quotation systems.

j.

Corporate Existence.  So long as a Buyer beneficially owns any Notes or

Warrants, the Company shall maintain its corporate existence and shall not sell

{THIS IS A SUBSTANTIAL VETO RIGHT GIVEN TO BUYERS} all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the OTCBB, Nasdaq, Nasdaq SmallCap, NYSE or AMEX.

k.

No Integration.  The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the 1933

Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

l.

Subsequent Investment.  The Company and the Buyers agree that, upon the filing by the Company of the Registration Statement to be filed pursuant to the

Registration Rights Agreement (the "Filing Date"), the Buyers shall purchase additional Notes (the "Filing Notes") in the aggregate principal amount of Seven

Hundred and Fifty Thousand Dollars ($750,000) and additional warrants (the

"Filing Warrants") to purchase an aggregate of 350,000 shares of Common Stock,

for an aggregate purchase price of Seven Hundred and Fifty Thousand Dollars

($750,000), with the closing of such purchase to occur within five (5) days of the Filing Date; provided, however, that the obligation of each Buyer to purchase the Filing Notes and the Filing Warrants is subject to the satisfaction, at or before the closing of such purchase and sale, of the conditions set forth in Section 7.  The Company and the Buyers further agree that, upon the declaration of effectiveness of the Registration Statement to be filed pursuant to the Registration Rights Agreement (the "Effective Date"), the

Buyers shall purchase additional notes  (the "Effectiveness Notes" and,

collectively with the Filing Notes, the "Additional Notes") in the aggregate principal amount of One Million Dollars ($1,000,000) and additional warrants

(the "Effectiveness Warrants" and, collectively with the Filing Warrants, the

"Additional Warrants") to purchase an aggregate of 466,620 shares of Common

Stock, for an aggregate purchase price of One Million Dollars ($1,000,000), with the closing of such purchase to occur within five (5) days of the Effective

Date; provided, however, that the obligation of each Buyer to purchase the

Additional Notes and the Additional Warrants is subject to the satisfaction, at or before the closing of such purchase and sale, of the conditions set forth in

Section 7; and, provided, further, that there shall not have been a Material

Adverse Effect as of such effective date.  The terms of the Additional Notes and the Additional Warrants shall be identical to the terms of the Notes and

Warrants, as the case may be, to be issued on the Closing Date.  The Common

Stock underlying the Additional Notes and the Additional Warrants shall be

Registrable Securities (as defined in the Registration Rights Agreement) and shall be included in the Registration Statement to be filed pursuant to the

Registration Rights Agreement.

m.

Key Man Insurance.  The Company shall use its best efforts to obtain, on or before five (5) business days from the date hereof, key man life insurance on all key executive employees.

n.

Restriction on Short Sales. The Buyers agree that, so long as any of the

Notes remain outstanding, but in no event less than two (2) years from the date hereof, the Buyers will not enter into or effect any "short sales" (as such term is defined in Rule 3b-3 of the 1934 Act) of the Common Stock or hedging transaction which establishes a net short position with respect to the Common

Stock.

o.

Breach of Covenants.  If the Company breaches any of the covenants set forth in this Section 4, and in addition to any other remedies available to the

Buyers pursuant to this Agreement, the Company shall pay to the Buyers the

Standard Liquidated Damages Amount, in cash or in shares of Common Stock at the option of the Company, until such breach is cured.  If the Company elects to pay the Standard Liquidated Damages Amount in shares, such shares shall be issued at the Conversion Price at the time of payment.

5.

TRANSFER AGENT INSTRUCTIONS.  The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or exercise of the Warrants in accordance with the terms thereof (the "Irrevocable Transfer Agent Instructions").  Prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act or the date on which the Conversion Shares and Warrant Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement.  The Company warrants that no instruction other than the Irrevocable Transfer Agent

Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and

Warrant Shares, prior to registration of the Conversion Shares and Warrant

Shares under the 1933 Act or the date on which the Conversion Shares and Warrant

Shares may be sold pursuant to Rule 144 without any restriction as to the number of Securities as of a particular date that can then be immediately sold), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement.

Nothing in this Section shall affect in any way the Buyer's obligations and agreement set forth in Section 2(g) hereof to comply with all applicable prospectus delivery requirements, if any, upon re-sale of the Securities.  If a

Buyer provides the Company with (i) an opinion of counsel in form, substance and scope customary for opinions in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act and such sale or transfer is effected or (ii) the Buyer provides reasonable assurances that the Securities can be sold pursuant to Rule

144, the Company shall permit the transfer, and, in the case of the Conversion

Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend, in such name and in such denominations as specified by such Buyer.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the

Buyers, by vitiating the intent and purpose of the transactions contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.

CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.  The obligation of the

Company hereunder to issue and sell the Notes and Warrants to a Buyer at the

Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the

Company's sole benefit and may be waived by the Company at any time in its sole discretion:

a.

The applicable Buyer shall have executed this Agreement and the

Registration Rights Agreement, and delivered the same to the Company.

b.

The applicable Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

c.

The representations and warranties of the applicable Buyer shall be true and correct in all material respects as of the date when made and as of the

Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed,

satisfied or complied with by the applicable Buyer at or prior to the Closing

Date.

d.

No litigation, statute, rule, regulation, executive order, decree,

ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.

CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.  The obligation of each Buyer hereunder to purchase the Notes and Warrants at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

a.

The Company shall have executed this Agreement and the Registration

Rights Agreement, and delivered the same to the Buyer.

b.

The Company shall have delivered to such Buyer duly executed Notes (in such denominations as the Buyer shall request) and Warrants in accordance with

Section 1(b) above.

c.

The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to a majority-in-interest of the Buyers, shall have been delivered to and acknowledged in writing by the Company's Transfer Agent.

d.

The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing

Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the

Company at or prior to the Closing Date.  The Buyer shall have received a certificate or certificates, executed by the chief executive officer of the

Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, but not limited to certificates with respect to the Company's Certificate of

Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby.

e.

No litigation, statute, rule, regulation, executive order, decree,

ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

f.

No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company.

g.

The Conversion Shares and Warrant Shares shall have been authorized for quotation on the OTCBB and trading in the Common Stock on the OTCBB  shall not have been suspended by the SEC or the OTCBB. {THEY HAVE BEEN AUTHORIZED FOR

QUOTATION AND TRADING SEE i ABOVE}

h.

The Buyer shall have received an opinion of the Company's counsel, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer and in substantially the same form as Exhibit "D" attached hereto.

i.

The Buyer shall have received an officer's certificate described in

Section 3(c) above, dated as of the Closing Date.

8.

GOVERNING LAW; MISCELLANEOUS.

a.

Governing Law.  THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND

CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO

AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD

TO THE PRINCIPLES OF CONFLICT OF LAWS.  THE PARTIES HERETO HEREBY SUBMIT TO THE

EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK,

NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE

AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED

HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT

FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING.  BOTH PARTIES FURTHER AGREE

THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED

IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR

PROCEEDING.  NOTHING HEREIN SHALL AFFECT EITHER PARTY'S RIGHT TO SERVE PROCESS

IN ANY OTHER MANNER PERMITTED BY LAW.  BOTH PARTIES AGREE THAT A FINAL NON-

APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY

BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER

LAWFUL MANNER.  THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER

THIS AGREEMENT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING

ATTORNEYS' FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH

DISPUTE.

b.

Counterparts; Signatures by Facsimile.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.  This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c.

Headings.  The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this

Agreement.

d.

Severability.  In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.

Entire Agreement; Amendments.  This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation,

warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

f.

Notices.  Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party.  The addresses for such communications shall be:

If to the Company:

INFE- Human Resources, Inc.

67 Wall Street, 22nd Floor

New York, NY 10005

Attention: Chief Executive Officer

Telephone:

(212) 859-3466

Facsimile:

With a copy to:

Laura Anthony, Esq.

330 Clemants Street, #217

West Palm Beach, FL 33401

Attention:  Laura Anthony, Esq.

Telephone:  (561) 514-0936

Facsimile:   (561) 514-0832

If to a Buyer:  To the address set forth immediately below such Buyer's name on the signature pages hereto.

With copy to:

Ballard Spahr Andrews & Ingersoll, LLP

1735 Market Street

51st Floor

Philadelphia, Pennsylvania  19103

Attention:  Gerald J. Guarcini, Esq.

Telephone:  215-864-8625

Facsimile:  215-864-8999

Each party shall provide notice to the other party of any change in address.

g.

Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  Neither the

Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.  Notwithstanding the foregoing, subject to Section 2(f), any Buyer may assign its rights hereunder to any person that purchases Securities in a private transaction from a Buyer or to any of its "affiliates," as that term is defined under the 1934 Act, without the consent of the Company.

h.

Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.

Survival.  The representations and warranties of the Company and the agreements and covenants set forth in Sections 3, 4, 5 and 8 shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyers.  The Company agrees to indemnify and hold harmless each of the Buyers and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in Sections 3 and 4 hereof or any of its covenants and obligations under this

Agreement or the Registration Rights Agreement, including advancement of expenses as they are incurred.

j.

Publicity.  The Company and each of the Buyers shall have the right to review a reasonable period of time before issuance of any press releases, SEC,

OTCBB or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of each of the Buyers, to make any press release or SEC, OTCBB (or other applicable trading market) or NASD filings with respect to such transactions as is required by applicable law and regulations

(although each of the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

k.

Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

l.

No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent,

and no rules of strict construction will be applied against any party.

m.

Remedies.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby.  Accordingly, the

Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that the

Buyers shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this

Agreement to be duly executed as of the date first above written.

INFE-HUMAN RESOURCES, INC.

________________________________

Arthur Viola

Chief Executive Officer

AJW PARTNERS, LLC

By:  SMS Group, LLC

______________________________________

Corey S. Ribotsky

Manager

RESIDENCE:  Delaware

ADDRESS:

1044 Northern Boulevard

Suite 302

Roslyn, New York 11576

Facsimile:  (516) 739-7115

Telephone:  (516) 739-7110

AGGREGATE SUBSCRIPTION AMOUNT:

Aggregate Principal Amount of Notes:

$________

Number of Warrants:

                 ________

Aggregate Purchase Price:

        $________

AJW OFFSHORE, LTD.

By:  First Street Manager II, LLC

______________________________________

Corey S. Ribotsky

Manager

RESIDENCE:   Cayman Islands

ADDRESS:AJW Offshore, Ltd.

P.O. Box 32021 SMB

Grand Cayman, Cayman Island, B.W.I.

AGGREGATE SUBSCRIPTION AMOUNT:

Aggregate Principal Amount of Notes:

$_______

Number of Warrants:

_______

Aggregate Purchase Price:

$_______

AJW QUALIFIED PARTNERS, LLC

By:  AJW Manager, LLC

____________________________________

Corey S. Ribotsky

Manager

RESIDENCE:

    New York

ADDRESS:

1044 Northern Boulevard

Suite 302

Roslyn, New York 11576

Facsimile:

(516) 739-7115

Telephone:

(516) 739-7110

AGGREGATE SUBSCRIPTION AMOUNT:

Aggregate Principal Amount of Notes:

        $________

Number of Warrants:

________

Aggregate Purchase Price:

       $________

NEW MILLENNIUM CAPITAL PARTNERS II, LLC

By:  First Street Manager II, LLP

____________________________________

Corey S. Ribotsky

Manager

RESIDENCE:

    New York

ADDRESS:

1044 Northern Boulevard

Suite 302

Roslyn, New York 11576

Facsimile:

(516) 739-7115

Telephone:

(516) 739-7110

AGGREGATE SUBSCRIPTION AMOUNT:

Aggregate Principal Amount of Notes:

$______

Number of Warrants:

 ______

Aggregate Purchase Price:

$______